UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-3952

Date of Report (date of earliest event reported): July 20, 2004

SIBONEY CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	73-0629975 (I.R.S. Employer Identification No.)

325 NORTH KIRKWOOD ROAD, SUITE 300 P.O. BOX 221029 ST. LOUIS, MISSOURI (Address of principal executive offices)	63122 (Zip Code)

(314) 822-3163
(Registrant’s telephone number, including area code)

Item 5.	Other Events. On July 20, 2004, the Registrant issued the press release attached hereto as Exhibit 99.
Item 7.	Exhibits. (c) Exhibits. See Exhibit Index.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2004

SIBONEY CORPORATION By: /s/ Rebecca M. Braddock Rebecca M. Braddock Vice President

EXHIBIT INDEX

Exhibit No. 99	Description Press Release, dated July 20, 2004, issued by Siboney Corporation.